Exhibit 10.28
TWENTY-FIRST OMNIBUS AMENDMENT
(Apple Ridge Funding LLC)

This Twenty-First Omnibus Amendment (this “Amendment”) is entered into this 6th day of January, 2026 for the purpose of making amendments to the documents described in this Amendment.

WHEREAS, this Amendment is among (i) Cartus Corporation, a Delaware corporation (“Cartus”), (ii) Cartus Financial Corporation, a Delaware corporation (“CFC”), (iii) Apple Ridge Services Corporation, a Delaware corporation (“ARSC”), (iv) Apple Ridge Funding LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), (v) Anywhere Real Estate Group LLC (f/k/a Realogy Group LLC), a Delaware limited liability company (“Anywhere”), (vi) U.S. Bank National Association, a national banking association (“U.S. Bank”), as indenture trustee (the “Indenture Trustee”), paying agent, authentication agent, and transfer agent and registrar, (vii) the Managing Agents party to the Note Purchase Agreement defined below, (viii) the Purchasers party to the Note Purchase Agreement defined below and (ix) Crédit Agricole Corporate and Investment Bank (“CA-CIB”), as Administrative Agent and Lead Arranger (the “Administrative Agent”).

WHEREAS, this Amendment relates to the following documents (as such documents have previously been amended):
(i)Purchase Agreement, dated as of April 25, 2000 (the “Purchase Agreement”), by and between Cartus and CFC;
(ii)Transfer and Servicing Agreement, dated as of April 25, 2000 (the “Transfer and Servicing Agreement”), by and among ARSC, as transferor, Cartus, as originator and servicer, CFC, as originator, the Issuer, as transferee, and the Indenture Trustee;

(iii)Receivables Purchase Agreement, dated as of April 25, 2000 (the “Receivables Purchase Agreement”), by and between CFC and ARSC;
(iv)Master Indenture, dated as of April 25, 2000 (the “Master Indenture”), by and between the Issuer and U.S. Bank, as indenture trustee, paying agent, authentication agent and transfer agent and registrar;

(v)Series 2011-1 Indenture Supplement dated as of December 16, 2011 (the “Indenture Supplement”; and the Master Indenture as supplemented by the Indenture Supplement, the “Indenture”) by and between the Issuer and U.S. Bank, as indenture trustee, paying agent, authentication agent and transfer agent and registrar;

(vi)Note Purchase Agreement, dated as of December 14, 2011 (the “Note Purchase Agreement”), among the Issuer, Cartus, as Servicer, the financial institutions and commercial paper conduits party thereto and the Administrative Agent, relating to the Series 2011-1 Secured Variable Funding Notes; and

(vii)Performance Guaranty, dated as of May 12, 2006 (the “Performance Guaranty”), executed by Anywhere, as Performance Guarantor, in favor of CFC and the Issuer.
WHEREAS, the Indenture Supplement, the Note Purchase Agreement and the Purchase Agreement are collectively referred to in this Amendment as the “Affected Documents”; and
WHEREAS, terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in the Master Indenture, and, if not defined therein, as defined in the Indenture Supplement:
NOW, THEREFORE, the parties hereto hereby recognize and agree:
1.Amendment to Indenture Supplement. Effective as of the date hereof, the Indenture Supplement is hereby amended as follows:
(a)Section 2.01 of the Indenture Supplement is hereby amended by adding the following definitions thereto in appropriate alphabetical order:
“Compass” shall mean Compass, Inc., a Delaware corporation.
“Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of September 22, 2025, among Compass, Velocity Merger Sub, Inc. (“Merger Sub”) and Anywhere Real Estate Inc. (“Anywhere Real Estate”), as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Merger Transaction” shall have the meaning set forth in Section 6.01.
(b)The definition of “Change in Control” set forth in Section 2.01 of the Indenture Supplement is hereby amended and restated in its entirety as follows: “Change in Control” shall mean the occurrence of any of the following events: (i) the Issuer ceases to be a wholly-owned subsidiary of Cartus, (ii) any of Cartus, CFC, the Transferor or the Issuer ceases to be a wholly-owned subsidiary of Realogy, (iii) any “Change in Control,” as defined in the Realogy Credit Agreement as in effect on the date hereof, as the same may be amended from time to time with the prior written consent of the Holders of a majority of the Series Outstanding Amount (such consent not to be unreasonably withheld), (iv) any other “Change in Control,” as defined in the Realogy Credit Agreement, as the same may be amended from time to time or (v) on or after the consummation of the

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Merger Transaction, any of Cartus, CFC, the Transferor, the Issuer or Realogy ceases to be a wholly-owned subsidiary of Compass.
(c)The definition of “Fee Letter” set forth in Section 2.01 of the Indenture Supplement is hereby amended and restated in its entirety as follows:
“Fee Letter” shall mean that certain Ninth Amended and Restated Fee Letter, dated January 6, 2026, by and among the Issuer, the Administrative Agent and the Managing Agents in connection with the Note Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.
(d)Section 6.01 of the Indenture Supplement is hereby amended by amending and restating the language immediately following clause (x) thereof and immediately preceding the last two paragraphs thereof as follows: then, (i) in the case of any event described in clauses (a) through (g), (i), (n), (o), (p), (r), (s) or (t), an “Amortization Event” will be deemed to have occurred only if, after the applicable grace period, if any, set forth in such clauses, either the Indenture Trustee (at the direction of the Required Managing Agents) or the Required Managing Agents, in each case by notice then given in writing to the Issuer and the Servicer (and to the Indenture Trustee if given by the Required Managing Agents) declare that an Amortization Event has occurred as of the date of such notice, (ii) in the case of any event described in clause (h), (j), (k), (l), (m), (q) or (x), an Amortization Event will occur at the close of business on the fifth (5th) Business Day following the actual knowledge of the Issuer or the Servicer of such event without any notice or other action on the part of the Indenture Trustee or any Series 2011-1 Noteholder unless prior to that time the Required Managing Agents by notice then given in writing to the Issuer, the Servicer and the Indenture Trustee declare that an Amortization Event will not result from the occurrence of such event, and (iii) in the case of any event described in clause (u), (v) or (w), an Amortization Event shall occur immediately upon the occurrence of such event without any notice or other action on the part of the Indenture Trustee or any Series 2011-1 Noteholder; provided, however, that an event described in clause (w) resulting from the consummation of the transactions contemplated pursuant to the Merger Agreement (collectively, the “Merger Transaction”), other than such an event resulting from clause (v) of the definition of Change in Control, so long as the Performance Guaranty with Compass as Performance Guarantor

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is in full force and effect, shall not constitute an Amortization Event before May 29, 2026.
2.Amendments to Note Purchase Agreement. Effective as of the date hereof, the Note Purchase Agreement is hereby amended as follows:
(a)The definition of “Commitment Termination Date” set forth in Section 1.01 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:
“Commitment Termination Date” means May 29, 2026.
(b)Section 2.11 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:
Section 2.11. [Reserved].
(c)Section 5.01 of the Note Purchase Agreement is hereby amended by adding the following clause (q) thereto as follows:
(q) Concurrent with the consummation of the Merger Transaction, the Issuer shall cause Compass to execute and deliver a Performance Guaranty in substantially the same form as the Performance Guaranty entered into by Realogy, together with certificates, resolutions, opinions and other deliverables of Compass, in each case in form and substance reasonably satisfactory to the Administrative Agent.
3.Amendments to Purchase Agreement. Effective as of the date hereof, the Purchase Agreement is hereby amended as follows:
(a)The definition of “Performance Guaranty” set forth in Appendix A to the Purchase Agreement is hereby amended and restated in its entirety as follows:
“Performance Guaranty” shall mean each of (a) that certain performance guarantee dated as of May 12, 2006, executed by the Performance Guarantor in favor of the Buyer and the Issuer and (b) on or after the consummation of the Merger Transaction (as defined in the Indenture Supplement for the Series 2011-1 Notes), that certain performance guarantee dated on or about the date of the Merger Transaction, executed by the Performance Guarantor in favor of the Buyer and the Issuer.
(b)    The definition of “Performance Guarantor” set forth in Appendix A to the Purchase Agreement is hereby amended and restated in its entirety as follows:

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“Performance Guarantor” shall mean each of (a) Anywhere and (b) on or after the consummation of the Merger Transaction, Compass.
4.Waiver of Delivery. Each of the Managing Agents signatory hereto waives any prior notice or delivery requirement set forth in the Transaction Documents with respect to this Amendment (including, without limitation, pursuant to Section 10.02 of the Master Indenture and Sections 2.05(a) and 2.11 of the Note Purchase Agreement).
5.[Reserved].
6.Consents. To the extent that any consent of any party hereto is required under any other agreement to which it is a party for any of the transactions to be effected hereby, such party hereby grants such consent and waives any notice requirements or condition precedent to the effectiveness of any such transactions set forth in any agreement to which it is a party that has not been satisfied as of the date hereof (other than any requirements or conditions precedent set forth in this Amendment).
7.Further Assurances. The Issuer hereby reaffirms its agreements and obligations under Section 3.04 of the Master Indenture and Clause 6 of the Deed of Charge dated 16 December 2011 between the Issuer and the Indenture Trustee (the “Deed of Charge”), including, without limitation, with respect to the Charged Property (as defined in the Deed of Charge).
8.Conditions Precedent. This Amendment shall be effective upon (a) the Indenture Trustee’s receipt of counterparts to (i) this Amendment and (ii) the Fee Letter, in each case, duly executed by each of the parties thereto, (b) the Issuer’s payment of all fees required to be paid on or prior to the date hereof in accordance with the Fee Letter in accordance with the terms thereof and (c) the Issuer’s payment and/or reimbursement, to the extent invoiced, of the Administrative Agent’s, each Managing Agent’s and each Purchaser’s reasonable costs and expenses incurred in connection with this Amendment and the other Transaction Documents.
9.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
10.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
11.References to and Effect on Affected Documents. On and after the date hereof: (i) all references in any Affected Document to “this Agreement,” “hereof,” “herein” or words of similar effect referring to such Affected Document shall be deemed to be references to such Affected Document as amended by this Amendment; (ii) each reference in any of the Affected Documents to any other Affected Document and each reference in any

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of the other Transaction Documents among the parties hereto to any of the Affected Documents shall each mean and be a reference to such Affected Document as amended by this Amendment; and (iii) each reference in any Transaction Document among the parties hereto to any of the terms or provisions of an Affected Document which are redefined or otherwise modified hereby shall mean and be a reference to such terms or provisions as redefined or otherwise modified by this Amendment; provided, that, notwithstanding the foregoing or any other provisions of this Amendment, the amendments contained in this Amendment shall not be effective to (x) modify on a retroactive basis any representations or warranties previously made under any Affected Document with respect to Receivables transferred or purported to have been transferred prior to the date hereof, which representations and warranties shall continue to speak as of the dates such Receivables were transferred and based on the terms and provisions of the Affected Documents as in effect at such time or (y) otherwise modify the terms of any transfer or purported transfer of any Receivable transferred or purported to be transferred pursuant to an Affected Document prior to the date hereof.
12.Reaffirmation of Performance Guaranty. Effective as of the date hereof, Anywhere, in its capacity as the Performance Guarantor under the Performance Guaranty, hereby consents to this Amendment and acknowledges and agrees that the Performance Guaranty remains in full force and effect is hereby reaffirmed, ratified and confirmed.
13.No Waiver. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Affected Documents other than as set forth herein, each of which Affected Documents, as modified hereby, remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
14.Issuer Representations re: Outstanding Series. As of the date hereof, the Issuer represents and warrants that the Series 2011-1 Notes are the only Notes outstanding under the Master Indenture.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

CARTUS CORPORATION

By: /s/ Stephanie A. Dempsey
Name: Stephanie A. Dempsey
Title: Vice President

CARTUS FINANCIAL CORPORATION

By: /s/ Stephanie A. Dempsey
Name: Stephanie A. Dempsey
Title: Vice President
APPLE RIDGE SERVICES CORPORATION

By: /s/ Stephanie A. Dempsey
Name: Stephanie A. Dempsey
Title: Vice President
APPLE RIDGE FUNDING LLC

By: /s/ Stephanie A. Dempsey
Name: Stephanie A. Dempsey
Title: Vice President
ANYWHERE REAL ESTATE GROUP LLC

By:    Tim Gustavson
Name: Tim Gustavson
Title: CAO

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U.S.    BANK    NATIONAL    ASSOCIATION,    as Indenture Trustee, Paying Agent, Authentication Agent and Transfer Agent and Registrar

By:/s/ Christopher Boemo
Name: Christopher Boemo
Title: Assistant Vice President

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent, a Managing Agent and a Committed Purchaser

By:    /s/ David R Nunez
Name: David R Nunez
Title: Managing Director

By:    /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC,    as a Conduit Purchaser

By: Crédit Agricole Corporate and Investment Bank, As Attorney-in-Fact

By:    David R Nunez
Name: David R Nunez
Title: Managing Director
By:    Michael Regan
Name: Michael Regan
Title: Managing Director

THE BANK OF NOVA SCOTIA, as a Managing Agent and a Committed Purchaser

By:    John Gjata
Name: John Gjata
Title: Managing Director

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:     Kevin Corrigan
Name: Kevin Corrigan
Title: VP

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